Exhibit 99.1

Orient-Express Hotels Ltd. Investor Presentation Q3 2011 update

2 Explanatory statements This presentation and any related oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, debt reduction and debt refinancings, asset sales and similar matters that are not historical facts. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, failure to realize hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, rising fuel costs adversely impacting customer travel and the Company's operating costs, fluctuations in interest rates and currency values, uncertainty of negotiating and completing proposed asset sales, debt refinancings, capital expenditures and acquisitions, inability to reduce funded debt as planned or to agree bank loan agreement waivers or amendments, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, changing global or regional economic conditions and weakness in financial markets which may adversely affect demand, legislative, regulatory and political developments, and possible new challenges to the Company's corporate governance structure. Further information regarding these and other factors is included in the filings by the Company with the U.S. Securities and Exchange Commission. Management evaluates the operating performance of the Company's segments on the basis of segment net earnings before interest, foreign exchange, tax (including tax on unconsolidated companies), depreciation and amortization (segment EBITDA), and believes that segment EBITDA is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the Company's segment EBITDA may not be comparable in all instances to that disclosed by other companies. Segment EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles (U.S. GAAP), is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. GAAP for purposes of evaluating operating performance. Adjusted EBITDA and adjusted net earnings of the Company are non-GAAP financial measures and do not have any standardized meanings prescribed by US GAAP. They are, therefore, unlikely to be comparable to similar measures presented by other companies, which may be calculated differently, and should not be considered as an alternative to net earnings, cash flow from operating activities or any other measure of performance prescribed by US GAAP. Management considers adjusted EBITDA and adjusted net earnings to be meaningful indicators of operations and uses them as measures to assess operating performance because, when comparing current period performance with prior periods and with budgets, management does so after having adjusted for non-recurring items, foreign exchange (a non-cash item), disposals of assets or investments, and certain other items (some of which may be recurring) which management does not consider indicative of ongoing operations or which could otherwise have a material effect on the comparability of the Company’s operations. Adjusted EBITDA and adjusted net earnings are also used by investors, analysts and lenders as measures of financial performance because, as adjusted in the foregoing manner, the measures provide a consistent basis on which the performance of the Company can be assessed. Adjusted net debt is defined as working capital facilities, short and long-term debt (including obligations under capital leases and excluding Porto Cupecoy debt), offset by cash and cash equivalents, including restricted cash and excluding Porto Cupecoy cash.

Business overview 3

4 Orient-Express overview Iconic brand known for excellence, sophistication and personality Building strong and lasting relationships with our guests and partners Each property is the ultimate expression of the destination’s unique character Committed to offering our guests exceptional experiences and personalized service Creating travel and lifestyle icons through inspiring, innovative investments

5 Key aspects of differentiation Owner and operator of iconic, irreplaceable assets Renovated portfolio with embedded growth opportunities Affluent leisure-oriented customer base Substantially improved capital structure Disciplined acquisition and capital recycling strategy Deep team of seasoned operating professionals implementing long-term strategy

6 To be recognized as the top luxury hotel company and sophisticated adventure travel operator Delivering memorable experiences that are the ultimate expression of the destination’s authentic culture Through the individual character and creativity of our team Mission statement

7 Objective is to achieve a leadership position in each of our markets and to command premium rates Focus resources on properties that can achieve this objective Sell the properties where we cannot achieve this objective with reasonable investment of resources and management Focus on profitable growth and return on assets in excess of cost of capital Focus on premium luxury hotels and sophisticated adventure travel Strategy

8 Create a culture of excellence within our food and beverage operations We are selling memorable experiences, not lodging Unique, iconic and individualistic assets and the highest service standards in the industry The owner operator role is more efficient and a more profitable structure for long-term assets Management contract role facilitates growth, opens new markets and provides reliable earnings with low capital cost Strategy (continued)

9 Refine and increase quality of portfolio, becoming smaller in the medium term, in order to set the stage for future growth, resulting in higher quality assets and a more profitable company Continue to reduce leverage; set a new medium-term target of adjusted net debt to adjusted EBITDA of 3.5x 1 Attract, develop and retain top talent providing authentic, local guest experiences Strategy (continued) 1 Adjusted net debt includes total debt (excluding Porto Cupecoy debt), drawn working capital facilities and obligations under capital leases, offset by cash (excluding Porto Cupecoy cash). Adjusted EBITDA excludes real estate income. See appendices A and B.

Operational performance 10

Summary of Q3 2011 operating results Improved third quarter 2011 results led by Europe, particularly Italy 11 Same Store RevPAR % Change vs. Q3 2010 Q3 2011 U.S. dollar Local currency Europe $598 30% 21% North America 189 8% 8% Rest of World 176 5% 3% Worldwide $316 19% 14%

Summary of Q3 2011 operating results 12 1 Totals include earnings from unconsolidated companies and Orient-Express’ consolidated revenue. 2 Q3 2011 includes adjustments of $1.2 million for restructuring and redundancy costs. Q3 2010 includes adjustments of $0.1 million for Grand Hotel Timeo and Villa Sant’Andrea. 3 Calculated as adjusted EBITDA divided by revenue. ($ in millions)

Bookings outlook 13 Same store bookings 1 vs. same time last year (%) 1 As at November 28, 2011 for January 1, 2012 through December 31, 2012. Same store bookings represents rooms revenue for hotels and total revenue for trains & cruises and restaurants. Same store bookings exclude bookings for properties acquired or disposed of in the past 12 months. 20% 18% 7% 14% 16% 0% 7% 14% 21% Q1 2012 Q2 2012 Q3 2012 Q4 2012 FY 2012

RevPAR growth 14 Same store worldwide RevPAR 1 change (%) Strong Q3 2011 RevPAR growth continues 2011 trend 2003 2004 2005 2006 2007 2008 2009 2010 2011 1 RevPAR figures in local currency. (25%) (15%) (5%) 5% 15% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q

Manageable debt maturities 15 12/31/09 12/31/10 9/30/11 Target – 12/31/11 Adjusted net debt / adjusted EBITDA1 8.9x 6.7x 5.0x under 5x Interest coverage 2 2.5x 2.8x 3.3x > 3x 1 Adjusted net debt includes total debt (excluding Porto Cupecoy debt), drawn working capital facilities and obligations under capital leases, offset by cash (excluding Porto Cupecoy cash). Adjusted EBITDA excludes real estate income. See appendices A and B. 2 Calculated as adjusted EBITDA excluding real estate / adjusted net interest expense. 2012 Principal Maturities Napasai facility $13MM Observatory facility $11MM 2013 Principal Maturities Sicily facility $29MM Reid’s / Le Manoir facility $45MM U.S. umbrella facility $33MM 2014 Principal Maturities Brazil facility $91MM La Residencia facility $23MM Other $7MM Loan amortization and principal payments ($ in millions) $24 $127 $121 $267 $14 $27 $14 $26 $43 $- $75 $150 $225 $300 2011 2012 2013 2014 Thereafter Amortization Principal

16 Strategy into action – operations/marketing

Operations update 17 General managers convention and three regional managing directors workshops organized for 2012, with focus on revenue generation and retention Chefs and food & beverage managers conferences planned for 2012, focusing on cutting-edge food & beverage concepts, enhancing food culture, revenue growth and margins Orient-Express is now number one in the Leading Quality Assurance rankings among its competitive set of twelve luxury hotel operators; four years ago the company was ranked seventh

Operations update (continued) 18 Excellent progress on Tripadvisor; over two-thirds of Orient-Express hotels are now ranked first or second among five-star hotels in their destination Continued focus on talent management and inter-company cross exposure and training programs

Marketing update 19 Brand-building strategies are expanding First digital advertising campaign completed in the United States 120 million impressions delivered with 130,000 click throughs to the Company site 32 million unique viewers reached – average of four views per person Second phase of project (at a cost of $3 million) in 2012 to build brand awareness and market development Customer relationship management (“CRM”) database operational Further 11 properties added in the third quarter – 80% of keys online by end of year CRM delivering on both brand building and property tactical objectives Approximately 500,000 marketable contacts in database, over half of whom have opted in to receive Company communications

Marketing update (continued) 20 Increased focus on returning groups segment Targeted activities to both the meeting, incentive, conference and events market as well as the celebrations market Added specialist representation in the United Kingdom Adding outbound group sales capability in United States and South America

Summary 21

22 Summary Iconic, irreplaceable assets attract unique and loyal customer base at premium rates Unified role as owner-operator drives organic EBITDA growth Enhanced portfolio with embedded growth opportunities Attractive return on investment projects will drive EBITDA growth Orient-Express brand recognition growing in market place Affluent, growing leisure-oriented customer base Recovery underway, highest average daily rate, supporting demographics

23 Summary (continued) Improved and flexible capital structure Key loans successfully refinanced Disciplined acquisition and capital recycling strategy Supported by management contracts

24 Appendices

A: Reconciliation and adjustments 25 1 For 2011, impairment charges on Porto Cupecoy and two owned properties. For 2010, impairment on owned properties, New York hotel project and Porto Cupecoy. Goodwill and fixed asset impairment charges recorded on three owned properties in 2008 and three owned properties in 2009. ($ in millions) Three months ended Sept. 30, 2009 2010 2010 2011 LTM 9/30/2011 Segment EBITDA Owned hotels - Europe 38.6 $ 37.4 $ 28.1 $ 36.7 $ 58.4 $ - North America 14.6 15.0 0.8 1.5 15.9 - Rest of World 25.5 33.4 6.2 5.6 31.8 Hotel management & part-ownership interests 3.0 2.2 1.0 1.3 4.0 Restaurants 1.7 2.5 (0.4) (1.9) 0.1 Trains & cruises 20.6 17.4 6.9 9.0 19.7 Real estate (3.5) (5.3) (1.9) (1.6) (5.3) Impairment of real estate assets, goodwill, property, plant and equipment and other intangible assets 1 (6.5) (38.5) (30.5) (64.8) (72.8) Impairment of equity investment - - - - - Gain on sales of investments and disposal of fixed assets 1.4 - - - 0.5 Central overheads (25.9) (26.5) (7.6) (10.3) (32.3) EBITDA from continuing operations 69.5 $ 37.6 $ 2.6 $ (24.5) $ 20.0 $

ORIENT-EXPRESS

A: Reconciliation and adjustments (cont.)

($ in millions)

	2009	2010	Three months ended Sept. 30, 2010	Three months ended Sept. 30, 2011	LTM 9/30/2011
EBITDA from continuing operations	$ 69.5	$ 37.6	$ 2.6	$ (24.5)	$ 20.0
Adjusted items:					
Legal costs [1]	0.7	(0.2)	-	-	-
Cipriani litigation [2]	-	(0.8)	-	-	-
Grand Hotel Timeo and Villa Sant'Andrea [3]	-	2.1	0.1	-	0.3
'21' Club litigation [4]	-	-	-	1.6	2.5
Restructuring and redundancy costs	1.4	1.7	-	3.2	5.3
Impairment [5]	6.5	38.5	30.5	64.8	72.8
Gain on insurance proceeds / disposal of assets [6]	(1.4)	-	-	-	(0.5)
Other [7]	-	1.2	1.2	-	-
Adjusted EBITDA from continuing operations	76.7	80.1	34.4	45.1	100.4
Real estate	3.5	5.3	1.9	1.6	5.3
Adjusted EBITDA from continuing operations excluding real estate	$ 80.2	$ 85.4	$ 36.3	$ 46.7	$ 105.7
EBITDA from continuing operations	$ 69.5	$ 37.6	$ 2.6	$ (24.5)	$ 20.0
Depreciation & amortization	(39.9)	(45.5)	(11.7)	(12.0)	(46.2)
Interest	(31.0)	(33.8)	(8.0)	(12.9)	(45.3)
Foreign exchange	(1.1)	5.7	3.2	(4.8)	0.1
Losses before tax	(2.5)	(36.0)	(13.9)	(54.2)	(71.4)
Tax	(17.6)	(27.0)	(9.3)	4.8	(10.2)
Net losses from continuing operations	(20.1)	(63.0)	(23.2)	(49.4)	(81.6)
Discontinued operations	(48.6)	0.4	0.7	(0.7)	(4.4)
Net losses	$ (68.7)	$ (62.6)	$ (22.5)	$ (50.1)	$ (86.0)

[1] Legal costs incurred in defending the Company's class B common share structure.
[2] Cash received in excess of costs incurred following settlement of "Cipriani" trademark litigation.
[3] Non-recurring costs and purchase transaction costs incurred in relation to Grand Hotel Timeo and Villa Sant'Andrea.
[4] Non-recurring costs for contingent liability.
[5] For 2011, impairment charges on Porto Cupecoy and two owned properties. For 2010, impairment on owned properties and Porto Cupecoy. Goodwill and fixed asset impairment charges recorded on three owned properties in 2009.
[6] For 2011, gain on disposal of New York hotel project. For 2009, gain on the settlement of insurance proceeds received for cyclone-damaged assets on the Road to Mandalay ship.
[7] For 2010, Peru hotels depreciation adjustment.

26

B: Adjusted net debt reconciliation 1 27 1 Adjusted net debt in all periods excludes cash and debt of Lilianfels Blue Mountains, La Cabana and Hôtel de La Cité accounted for as discontinued operations. 2 Capitalized interest, write-off of deferred financing costs and mark-to-market of interest rate swaps. ($ in millions) 2009 2010 9/30/2011 Cash and cash equivalents 71.7 $ 150.3 $ 119.0 $ Restricted cash 19.9 8.5 14.0 Total cash 91.6 158.8 133.0 Less: Porto Cupecoy cash (5.7) 0.1 (0.6) Less: Porto Cupecoy restricted cash (9.4) (2.5) (2.5) Adjusted cash 76.5 156.4 129.9 Working capital facilities 6.7 1.2 0.2 Current portion of long-term debt and capital leases 173.4 126.6 68.4 Long-term debt and obligations under capital leases 559.0 511.3 505.1 Long-term debt held by consolidated variable interest entities 79.3 90.5 89.2 Total debt 818.4 729.6 662.9 Less: Porto Cupecoy debt (26.6) - - Adjusted total debt 791.8 729.6 662.9 Adjusted net debt 715.3 $ 573.2 $ 533.0 $ Adjusted net debt / adjusted EBITDA excluding real estate 8.9x 6.7x 5.0x Interest expense 31.0 $ 33.8 $ 45.3 $ Interest adjustments 2 1.0 (3.5) (12.9) Adjusted interest expense 32.0 $ 30.3 $ 32.4 $ Interest coverage 2.5x 2.8x 3.3x